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                                                                   EXHIBIT 10.1B



                              WILLIAMS-SONOMA, INC.

                   Amended and Restated 1993 Stock Option Plan


        1.     Purpose.

        The purpose of this Amended and Restated 1993 Stock Option Plan (the "Plan") of WILLIAMS-SONOMA, INC., a California corporation (the "Company"), is to secure for the Company and its shareholders the benefits arising from stock ownership by selected key employees and directors of the Company or any of its Affiliates (as defined below). The Plan will provide a means whereby such employees and directors may purchase shares of the common stock of the Company (or any class of stock into which such common stock is converted or reclassified as provided in Section 17) (the "Common Stock") pursuant to (i) options which will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) "non-incentive" or "nonqualified" stock options ("nonqualified stock options").

        2.     Administration.

        The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company consisting of two or more directors of the Company, all of whom shall be (i) "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) "outside directors" within the meaning of Section 162(m) of the Code. Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or unanimous written consent of its members.

        Subject to the provisions of the Plan, the Committee shall have the authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options shall be granted, whether such options will be incentive stock options or non-qualified stock options, the number of shares to be subject to each option, the option price, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, (vi) to amend the terms of any outstanding option, with consent of the option holder, and (vii) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

        3.     Shares Subject to the Plan.

        Subject to adjustment as provided in Section 17, the shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock, and the aggregate amount of such stock which may be issued upon exercise of all options under the Plan shall not exceed Two Million Seven Hundred Fifty Thousand (2,750,000) shares; provided, however, that no officer (within the meaning of Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended) shall be granted in any fiscal year options to purchase more than 100,000 shares of Common Stock. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.



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        4.     Eligibility and Participation.

        All key employees and directors of the Company or any Affiliate shall be eligible for selection to participate in the Plan. An "Affiliate" shall mean any parent or subsidiary of the Company as defined in Section 424(e) and (f) of the Code. An individual who has been granted an option may, if such individual is otherwise eligible, be granted an additional option or options if the Committee shall so determine, subject to the other provisions of the Plan. No incentive stock option may be granted to any person who, at the time the incentive stock option is granted, is not an employee of the Company. Nonqualified stock options may be granted to persons who have agreed in writing to become officers or key employees of the Company or any Affiliate at the time of the grant and who become officers or key employees of the Company or any Affiliate within 120 days thereafter. Spouses to whom a nonqualified stock option is transferred pursuant to a qualified domestic relations order pursuant to Section 11 shall also be eligible to participate in the Plan with regard to such option, but only to the extent the original option holder would have been able to participate had such original option holder continued to hold the option, and to the extent permitted by the Committee or by the terms of the option agreement.

        The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options (whenever granted) are exercisable for the first time by an option holder during any calendar year (under all incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000.

        All incentive stock options granted under the Plan shall be granted within ten years from the original date of adoption of this Plan.

        5.     Awards to Directors.

        Any person who is or becomes a director and who is not an employee of the Company is referred to herein as an "Eligible Director." During the term of the Plan, each Eligible Director who becomes for the first time a director of the Company on or after the 1993 Annual Meeting of Shareholders shall automatically be granted, on the date he or she first becomes a director, a nonqualified stock option to purchase 6,750 shares of Common Stock. During the term of the Plan, each Eligible Director shall also be granted a nonqualified stock option to purchase 5,250 shares of Common Stock on the date of each annual meeting of the Company's shareholders at which such Eligible Director is re-elected to continue to serve on the Company's Board of Directors.

        The purchase price under each nonqualified stock option granted to Eligible Directors shall be equal to the fair market value of the stock subject to the option on the date the option is granted. Options initially granted to Eligible Directors upon their joining the Board of Directors shall vest and become exercisable in three equal installments on each anniversary of the grant date. Options granted annually to Eligible Directors upon their re-election to the Board of Directors shall vest and become exercisable in one installment six months after the date of grant. All options granted to Eligible Directors shall expire ten (10) years from the date of grant.

        The Committee may at any time amend or revise the provisions of this
Section 5 but not more than once every six months unless required to comply with changes in the Code or the Employee Retirement Income Security Act ("ERISA"), or the rules promulgated under the Code or ERISA.



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        6.     Duration of Options.

        Subject to Sections 5 and 16, each option and all rights associated therewith shall expire on such date as the Committee may determine, and shall be subject to earlier termination as provided herein; provided, however, that all stock options shall expire within ten (10) years from the date on which such options are granted.

        7.     Purchase Price.

        Subject to Sections 5 and 16, the purchase price of the stock covered by each option shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value of such stock (as determined under Section 9) on the date of grant. The purchase price of the shares upon exercise of an option shall be paid in full at the time of exercise (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the option holder, or (iii) if authorized by the Committee or if specified in the option being exercised, (x) by a promissory note made by option holder in favor of the Company, upon the terms and conditions determined by the Committee including, to the extent the Committee determines appropriate, a security interest in the shares issuable upon exercise or other property, or (y) through a "cashless exercise," in either case complying with applicable law (including, without limitation, state and federal margin requirements), or any combination thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined (in accordance with Section 9) on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date).

        8.     Exercise of Options.

        In no event shall any option be exercisable earlier than six months after the date of grant except in the case of the death or disability of the option holder, in which case such option may be exercisable in accordance with
Section 14. Subject to Section 5, each option granted under this Plan may be exercisable in full upon the expiration of such six month period or in such installments during the period prior to its expiration date as the Committee shall determine. Furthermore, unless otherwise determined by the Committee, if the option holder shall not in any given installment period purchase all of the shares which the option holder is entitled to purchase in such installment period, then the option holder's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the option holder's option. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than
(i) one hundred (100) shares or (ii) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

        9.     Fair Market Value of Common Stock.

        The fair market value of a share of Common Stock of the Company shall be determined for purposes of the Plan by reference to the closing price on the principal stock exchange on which such shares are then listed or, if such shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market System) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is granted (which, for all purposes, shall be the date on which the Committee makes the determination granting the option) or exercised (or, if for any



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reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

        10.    Withholding Tax.

        Upon (i) the disposition by an employee or other person of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within one year after exercise of the incentive stock option or
(ii) the exercise of non-qualified stock options, the Company shall have the right to require such employee or such other person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

        11.    Nontransferability.

        An incentive stock option granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the option holder's lifetime only by the option holder, regardless of any community property interest therein of the spouse of the option holder, or such spouses's successors in interest. If the spouse of the option holder shall have acquired a community property interest in such option, the option holder, or the option holder's permitted successors in interest, may exercise the option on behalf of the spouse of the option holder or such spouse's successors in interest.

        A non-qualified stock option granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and shall be exercisable during the option holder's lifetime only by the option holder or, to the extent permitted by the Committee or by the terms of the option agreement, the spouse of the option holder who obtained the option pursuant to such a qualified domestic relations order described herein or pursuant to Section 14.

        12. Shares to be Issued in Compliance with Federal Securities Laws and Exchange Rules.

        At the discretion of the Committee, any option may provide that the option holder (and any transferee), by accepting such option, represents and agrees that none of the shares purchased upon exercise of the option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or any applicable state "blue sky" laws, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such person. The Company shall use its reasonable efforts to take all necessary and appropriate action to assure that the shares issuable upon the exercise of any option shall be issued in full compliance with the Securities Act, state blue sky laws and all applicable licensing requirements of any principal securities exchange on which shares of the same class are listed.

        13.    Termination of Employment.



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        If a holder of an incentive stock option ceases to be employed by the
Company or any of its Affiliates for any reason other than the option holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option holder's incentive stock option shall be exercisable for a period of three (3) months after the date the option holder ceases to be an employee of the Company or such Affiliate (unless by its terms it sooner expires) to the extent exercisable on the date of such cessation of employment and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this Section 13, but no option may be exercised during any such leave of absence, except during the first three (3) months thereof. Termination of employment or other relationship with the Company by the holder of a nonqualified stock option will have the effect specified in the individual option agreement, as determined by the Committee. Any option transferred pursuant to a qualified domestic relations order pursuant to Section 11 shall continue to be subject to the provisions governing the grant to the original grantee, including without limitation, the provisions governing exercisability, vesting and termination (which shall be determined by reference to the employment status of the original grantee), unless the option agreement or the Committee provides otherwise.

        14. Death or Permanent Disability of Option Holder.

        If the holder of an incentive stock option dies or becomes permanently disabled (within the meaning of Section 22(e)(3) of the Code) while the option holder is employed by the Company or any of its Affiliates, the option holder's option shall be exercisable for a period of one (1) year after the date of such death or permanent disability (unless by its terms it sooner expires) to the extent exercisable on the date of death or permanent disability and shall thereafter expire and be void and of no further force or effect. During such period after death, such incentive stock option may, to the extent that it remained unexercised (but exercisable by the option holder according to such option's terms) on the date of such death, be exercised by the person or persons to whom the option holder's rights under the option shall pass by the option holder's will or by the laws of descent and distribution. The death or disability of a holder of a nonqualified stock option will have the effect specified in the individual option agreement, as determined by the Committee.

        15.    Privileges of Stock Ownership.

        No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon the exercise of any option unless and until there shall have been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

        16.    Special Terms Applicable to Large Shareholders.

        Notwithstanding any other provision of this Plan, each incentive stock option granted to a person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or an Affiliate, as applicable) (a "Large Shareholder") shall (i) have an exercise price of not less than one hundred and ten percent (110%) of the fair market value of the stock covered by the option (as determined under Section 9) on the date of grant and (ii) expire not later than five (5) years from the date of grant.



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        17.    Adjustments.

        If the outstanding shares of the Common Stock of the Company (or any other class of shares or securities which shall have become eligible for grant under the Plan pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

        Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, the Plan shall terminate, and all options theretofore granted hereunder shall terminate; provided, however, that notwithstanding the foregoing, the Committee shall provide in writing in connection with such transaction for any or all of the following alternatives (separately or in combinations): (i) for the options theretofore granted to become immediately exercisable notwithstanding the provisions of Section 8; (ii) for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options and rights of new options and rights covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the options theretofore granted shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of such options.

        Adjustments under this Section 17 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

        18. Amendment and Termination of Plan.

        The Committee may at any time suspend or terminate the Plan. The Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate shareholder approval of such amendment or revision is obtained, increase the maximum number of shares in the aggregate which may be sold pursuant to options granted under the Plan, except as permitted under the provisions of Section 17, or change the minimum purchase price of incentive stock options set forth in Sections 7 and 16, or increase the maximum term of incentive stock options provided for in Sections 6 and 16, or permit the granting of options to anyone other than as provided in Sections 4 or 5, or otherwise materially increase the benefits accruing to employees under the Plan.

        Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall, without specific action of the Committee and the consent of the option holder, in any way modify,



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amend, alter or impair any rights or obligations under any option theretofore granted under the Plan.

        19.    Effective Date of Plan.

        The Plan, as hereby amended, shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the amendments are adopted by the Board of Directors.